Short-Term Loans	6 Months Ended
Apr. 30, 2025
Short-Term Loans [Abstract]
Short-term loans
9.	Short-term loans

Short-term loans represent amounts due to various banks normally due within one year. The principal of the loans is due at maturity. Accrued interest is due either monthly or quarterly.

Short-term loans consist of the following:

	April 30, 2025	October 31, 2024
Zhejiang Yiwu Rural Commercial Bank	$840,114	$849,123
Ning Bo Bank	1,221,985	1,235,087
China Merchants Bank	-	589,474
Zhejiang Mingtai Commercial Bank	111,090	112,281
Total short-term loans	2,173,189	2,785,965

In July, August and September 2024, the Company entered into four short-term loans agreements with Ningbo Bank with a loan period of twelve months. One loan of RMB 7,000,000 (approximately $972 thousands) pledged by the personal assets of Xuefen Zhang, Chairman and shareholder of MaxsMaking and Mr. Xiaozhong Lin, CEO of MaxsMaking, bears a fixed interest rate of 4% per annum, and will mature in July, August and September 2025. The other loan of RMB 1,800,000 (approximately $249 thousands) pledged by the personal assets of Xuefen Zhang and Xiaozhong Lin bears a fixed interest rate of 4% per annum and will mature in September 2025.

On July 31, 2024, the Company entered into a short-term loan agreement with Zhejiang Mingtai Commercial Bank with a loan period of twelve months. The loan of RMB800,000 (approximately $111 thousands) bears a fixed interest rate of 8.7% per annum and will mature in July 2025.

In December 2024, the Company entered into a short-term loans agreement with Zhejiang Yiwu Rural Commercial Bank with a loan period of twelve months. The loan of RMB 6,050,000 (approximately $840 thousands) bears a fixed interest rate of 5% per annum and will mature in December 2025.